                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-3

                                                                                               Distribution Date:    12/15/00

Section 5.2 - Supplement                                                                Class A                Class B
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                             0.00                  0.00

(ii)     Monthly Interest Distributed                                                      2,336,250.00            136,149.60
         Deficiency Amounts                                                                        0.00                  0.00
         Additional Interest                                                                       0.00                  0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                             62,291,469.70          3,539,262.88

(iv)     Collections of Finance Charge Receivables                                         7,149,272.25            406,205.76

(v)      Aggregate Amount of Principal Receivables

                                                                   Investor Interest     450,000,000.00         25,568,000.00
                                                                   Adjusted Interest     450,000,000.00         25,568,000.00

                                                                      Series

         Floating Investor Percentage                                      2.46%                 88.00%                 5.00%
         Fixed Investor Percentage                                         2.46%                 88.00%                 5.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                                   Total Receivables

(vii)    Investor Default Amount                                                           2,131,316.89            121,096.69

(viii)   Investor Charge-Offs                                                                      0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                                0.00                  0.00

(x)      Servicing Fee                                                                       375,000.00             21,306.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                    450,000,000.00         25,568,000.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                                   6,774,272.25            384,899.10

(xxii)   Certificate Rate                                                                      6.23000%              6.39000%

-----------------------------------------------------------------------------------------------------------------------------


                                                                                                      Distribution Date:    12/15/00

Section 5.2 - Supplement                                                            Collateral                      Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                          0.00                           0.00

(ii)     Monthly Interest Distributed                                                     213,133.18                   2,685,532.78
         Deficiency Amounts                                                                                                    0.00
         Additional Interest                                                                                                   0.00
         Accrued and Unpaid Interest                                                            0.00                           0.00

(iii)    Collections of Principal Receivables                                           4,955,028.44                  70,785,761.03

(iv)     Collections of Finance Charge Receivables                                        568,695.00                   8,124,173.01

(v)      Aggregate Amount of Principal Receivables                                                                20,750,943,413.46

                                                                   Investor Interest   35,795,636.36                 511,363,636.36
                                                                   Adjusted Interest   35,795,636.36                 511,363,636.36

                                                                      Series

         Floating Investor Percentage                                                          7.00%                        100.00%
         Fixed Investor Percentage                                                             7.00%                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  95.32%
                    30 to 59 days                                                                                             1.47%
                    60 to 89 days                                                                                             1.08%
                    90 or more days                                                                                           2.13%
                                                                                                                -------------------
                                                                   Total Receivables                                        100.00%

(vii)    Investor Default Amount                                                          169,537.43                   2,421,951.02

(viii)   Investor Charge-Offs                                                                   0.00                           0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                             0.00

(x)      Servicing Fee                                                                     29,829.70                     426,136.36

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      13.38%

(xii)    Reallocated Monthly Principal                                                          0.00                           0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                  35,795,636.36                 511,363,636.36

(xiv)    LIBOR                                                                                                             6.62000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                                                  538,865.30                   7,698,036.64

(xxii)   Certificate Rate                                                                   7.14500%

------------------------------------------------------------------------------------------------------------------------------------


        By:
               -----------------------------------------------
        Name:  Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-1


                                                                                                  Distribution Date:        12/15/00

Section 5.2 - Supplement                                                     Class A              Class B            Collateral
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                 0.00                 0.00                0.00

(ii)     Monthly Interest Distributed                                          3,237,500.00           189,248.43          325,742.89
         Deficiency Amounts                                                            0.00                 0.00
         Additional Interest                                                           0.00                 0.00
         Accrued and Unpaid Interest                                                                                            0.00

(iii)    Collections of Principal Receivables                                 96,897,841.76         5,505,458.52        7,707,883.54

(iv)     Collections of Finance Charge Receivables                            11,121,090.16           631,868.57          884,643.73

(v)      Aggregate Amount of Principal Receivables

                                                           Investor Interest 700,000,000.00        39,772,000.00       55,682,545.45
                                                           Adjusted Interest 700,000,000.00        39,772,000.00       55,682,545.45

                                                             Series

         Floating Investor Percentage                            3.83%               88.00%                5.00%               7.00%
         Fixed Investor Percentage                               3.83%               88.00%                5.00%               7.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                           Total Receivables

(vii)    Investor Default Amount                                               3,315,381.84           188,370.52          263,727.00

(viii)   Investor Charge-Offs                                                          0.00                 0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                    0.00                 0.00                0.00

(x)      Servicing Fee                                                           583,333.33            33,143.33           46,402.12

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                      0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                        700,000,000.00        39,772,000.00       55,682,545.45

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                      10,556,019.49           598,725.24          838,241.61

(xxii)   Certificate Rate                                                          5.55000%             5.71000%            7.02000%

------------------------------------------------------------------------------------------------------------------------------------


                                                                              Distribution Date:        12/15/00

Section 5.2 - Supplement                                                                        Total
-----------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                                      0.00

(ii)     Monthly Interest Distributed                                                               3,752,491.32
         Deficiency Amounts                                                                                 0.00
         Additional Interest                                                                                0.00
         Accrued and Unpaid Interest                                                                        0.00

(iii)    Collections of Principal Receivables                                                     110,111,183.82

(iv)     Collections of Finance Charge Receivables                                                 12,637,602.46

(v)      Aggregate Amount of Principal Receivables                                             20,750,943,413.46

                                                           Investor Interest                      795,454,545.45
                                                           Adjusted Interest                      795,454,545.45

                                                             Series

         Floating Investor Percentage                            3.83%                                   100.00%
         Fixed Investor Percentage                               3.83%                                   100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                               95.32%
                    30 to 59 days                                                                          1.47%
                    60 to 89 days                                                                          1.08%
                    90 or more days                                                                        2.13%
                                                                                             -------------------
                                                           Total Receivables                             100.00%

(vii)    Investor Default Amount                                                                    3,767,479.36

(viii)   Investor Charge-Offs                                                                               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions

(x)      Servicing Fee                                                                                662,878.79

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                   13.41%

(xii)    Reallocated Monthly Principal                                                                      0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                             795,454,545.45

(xiv)    LIBOR                                                                                          6.62000%

(xv)     Principal Funding Account Balance                                                                  0.00

(xvii)   Accumulation Shortfall                                                                             0.00

(xviii)  Principal Funding Investment Proceeds                                                              0.00

(xx)     Principal Investment Funding Shortfall                                                             0.00

(xxi)    Available Funds                                                                           11,992,986.33

(xxii)   Certificate Rate

-----------------------------------------------------------------------------------------------------------------


        By:
               -----------------------------------------------
        Name:  Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-2


                                                                                       Distribution Date:        12/15/00

Section 5.2 - Supplement                                                             Class A               Class B
-------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                         0.00                  0.00

(ii)     Monthly Interest Distributed                                                  2,740,833.33            160,416.67
         Deficiency Amounts                                                                    0.00                  0.00
         Additional Interest                                                                   0.00                  0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                         76,134,018.53          4,325,796.51

(iv)     Collections of Finance Charge Receivables                                     8,737,999.41            496,477.24

(v)      Aggregate Amount of Principal Receivables

                                                            Investor Interest        550,000,000.00         31,250,000.00
                                                            Adjusted Interest        550,000,000.00         31,250,000.00

                                                                 Series

         Floating Investor Percentage                                   3.01%                88.00%                 5.00%
         Fixed Investor Percentage                                      3.01%                88.00%                 5.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                            Total Receivables

(vii)    Investor Default Amount                                                       2,604,942.87            148,008.12

(viii)   Investor Charge-Offs                                                                  0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                            0.00                  0.00

(x)      Servicing Fee                                                                   458,333.33             26,041.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                550,000,000.00         31,250,000.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                               8,279,666.08            470,435.57

(xxii)   Certificate Rate                                                                  5.98000%              6.16000%

-------------------------------------------------------------------------------------------------------------------------


                                                                                                 Distribution Date:        12/15/00

Section 5.2 - Supplement                                                        Collateral                          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                      0.00                               0.00

(ii)     Monthly Interest Distributed                                                 268,697.92                       3,169,947.92
         Deficiency Amounts                                                                                                    0.00
         Additional Interest                                                                                                   0.00
         Accrued and Unpaid Interest                                                        0.00                               0.00

(iii)    Collections of Principal Receivables                                       6,056,115.11                      86,515,930.14

(iv)     Collections of Finance Charge Receivables                                    695,068.14                       9,929,544.79

(v)      Aggregate Amount of Principal Receivables                                                                20,750,943,413.46

                                                            Investor Interest      43,750,000.00                     625,000,000.00
                                                            Adjusted Interest      43,750,000.00                     625,000,000.00

                                                                 Series

         Floating Investor Percentage                                   3.01%              7.00%                            100.00%
         Fixed Investor Percentage                                      3.01%              7.00%                            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  95.32%
                    30 to 59 days                                                                                             1.47%
                    60 to 89 days                                                                                             1.08%
                    90 or more days                                                                                           2.13%
                                                                                                                -------------------
                                                            Total Receivables                                               100.00%

(vii)    Investor Default Amount                                                      207,211.36                       2,960,162.35

(viii)   Investor Charge-Offs                                                               0.00                               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                         0.00

(x)      Servicing Fee                                                                 36,458.33                         520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      13.38%

(xii)    Reallocated Monthly Principal                                                      0.00                               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                              43,750,000.00                     625,000,000.00

(xiv)    LIBOR                                                                                                             6.62000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                                              658,609.80                       9,408,711.45

(xxii)   Certificate Rate                                                               7.37000%

------------------------------------------------------------------------------------------------------------------------------------


        By:
               -----------------------------------------------
        Name:  Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-3


                                                                                                 Distribution Date:        12/15/00

Section 5.2 - Supplement                                                                 Class A               Class B
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                             0.00                  0.00

(ii)     Monthly Interest Distributed                                                      2,434,132.89            141,813.47
         Deficiency Amounts                                                                        0.00                  0.00
         Additional Interest                                                                       0.00                  0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                             57,028,947.92          3,240,263.83

(iv)     Collections of Finance Charge Receivables                                         6,545,285.84            371,889.26

(v)      Aggregate Amount of Principal Receivables

                                                                      Investor Interest  411,983,000.00         23,408,000.00
                                                                      Adjusted Interest  411,983,000.00         23,408,000.00

                                                                         Series

         Floating Investor Percentage                                        2.26%               88.00%                 5.00%
         Fixed Investor Percentage                                           2.26%               88.00%                 5.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                                      Total Receivables

(vii)    Investor Default Amount                                                           1,951,258.51            110,866.37

(viii)   Investor Charge-Offs                                                                      0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                                0.00                  0.00

(x)      Servicing Fee                                                                       343,319.17             19,506.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                    411,983,000.00         23,408,000.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                                   6,201,966.67            352,382.59

(xxii)   Certificate Rate                                                                      7.09000%              7.27000%

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Distribution Date:        12/15/00

Section 5.2 - Supplement                                                                Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                              0.00                        0.00

(ii)     Monthly Interest Distributed                                                         201,277.41                2,777,223.77
         Deficiency Amounts                                                                                                     0.00
         Additional Interest                                                                                                    0.00
         Accrued and Unpaid Interest                                                                0.00                        0.00

(iii)    Collections of Principal Receivables                                               4,536,541.13               64,805,752.87

(iv)     Collections of Finance Charge Receivables                                            520,664.67                7,437,839.77

(v)      Aggregate Amount of Principal Receivables                                                                 20,750,943,413.46

                                                                      Investor Interest    32,772,440.86              468,163,440.86
                                                                      Adjusted Interest    32,772,440.86              468,163,440.86

                                                                         Series

         Floating Investor Percentage                                        2.26%                 7.00%                     100.00%
         Fixed Investor Percentage                                           2.26%                 7.00%                     100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                   95.32%
                    30 to 59 days                                                                                              1.47%
                    60 to 89 days                                                                                              1.08%
                    90 or more days                                                                                            2.13%
                                                                                                                 -------------------
                                                                      Total Receivables                                      100.00%

(vii)    Investor Default Amount                                                              155,218.79                2,217,343.67

(viii)   Investor Charge-Offs                                                                       0.00                        0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                                 0.00

(x)      Servicing Fee                                                                         27,310.37                  390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                       13.38%

(xii)    Reallocated Monthly Principal                                                              0.00                        0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                      32,772,440.86              468,163,440.86

(xiv)    LIBOR                                                                                                              6.62000%

(xv)     Principal Funding Account Balance                                                                                      0.00

(xvii)   Accumulation Shortfall                                                                                                 0.00

(xviii)  Principal Funding Investment Proceeds                                                                                  0.00

(xx)     Principal Investment Funding Shortfall                                                                                 0.00

(xxi)    Available Funds                                                                      493,354.30                7,047,703.57

(xxii)   Certificate Rate                                                                       7.37000%

------------------------------------------------------------------------------------------------------------------------------------


        By:
               -----------------------------------------------
        Name:  Patricia M. Garvey
        Title: Vice President